UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: October 25, 2010 (Date of earliest event reported)

MI 2009 Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-08485	31-1062125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4165 Half Acre Road, Batavia, Ohio		45103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 536-2000

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Form 8-K

Item 7.01

Regulation FD

On October 25, 2010, MI 2009, Inc. (the “Company”) filed with the Bankruptcy Court its monthly operating reports for December 2009 through September, 2010 (the “Monthly Operating Reports”).  The Monthly Operating Reports are filed as Exhibits 99.1 - 99.10 to this Current Report and is incorporated herein by reference.

The Monthly Operating Reports are available on the internet website of the claims agent Kurtzman Carson Consultants, LLC, at http://www.kccllc.net/.

Item 8.01

Other Events

On November 5, 2010, the Company filed a motion to convert the proceedings being conducted  in the United States Bankruptcy Court for the Southern District of Ohio (the “Court”), under Chapter 11 of the United States Bankruptcy Code (the “Code”), to a liquidation pursuant to Chapter 7 of the Code.  It is expected that the Court will appoint a trustee who will be responsible for the liquidation of the Company through the remainder of the bankruptcy proceedings.

As previously disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 26, 2009, the Company has previously sold substantially all of its assets and has no ongoing operations.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

Description

99.1

Monthly Operating Report for December 2009, filed with the United States Bankruptcy Court for the Southern District of Ohio, Western Division.

99.2

Monthly Operating Report for January 2010, filed with the United States Bankruptcy Court for the Southern District of Ohio, Western Division.

99.3

Monthly Operating Report for February 2010, filed with the United States Bankruptcy Court for the Southern District of Ohio, Western Division.

99.4

Monthly Operating Report for March 2010, filed with the United States Bankruptcy Court for the Southern District of Ohio, Western Division.

99.5

Monthly Operating Report for April 2010, filed with the United States Bankruptcy Court for the Southern District of Ohio, Western Division.

99.6

Monthly Operating Report for May 2010, filed with the United States Bankruptcy Court for the Southern District of Ohio, Western Division.

99.7

Monthly Operating Report for June 2010, filed with the United States Bankruptcy Court for the Southern District of Ohio, Western Division.

99.8

Monthly Operating Report for July 2010, filed with the United States Bankruptcy Court for the Southern District of Ohio, Western Division.

99.9

Monthly Operating Report for August 2010, filed with the United States Bankruptcy Court for the Southern District of Ohio, Western Division.

99.10

Monthly Operating Report for September 2010, filed with the United States Bankruptcy Court for the Southern District of Ohio, Western Division.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MI 2009 Inc.

Date: November 11, 2010 By:	/s/John C. Francy
Name: John C. Francy
Title: Vice President-Finance, Chief Financial Officer and Treasurer